[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [graphic omitted]

                         MFS(R) MUNICIPAL
                         INCOME FUND

                         SEMIANNUAL REPORT o SEPTEMBER 30, 2000


                    -----------------------------------------
                       MUTUAL FUND GIFT KITS (see page 35)
                    -----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ......................................................  10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

/s/  Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended September 30, 2000, Class A shares of the fund provided a total return of 3.48%, Class B shares 2.97%, and Class C shares 2.97%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 3.97% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.39%.

Q.  WHAT IS THE GOAL OF THE FUND?

A. Our long-term goal is to pay shareholders a higher level of income than an average national high-grade municipal debt portfolio. We try to do that by taking on slightly more credit risk than the average investment grade national portfolio, by investing a portion of our assets in bonds rated below "BBB" by the major credit rating agencies. (Bonds rated "BBB" and above are considered high-quality or investment grade.) Historically the average credit quality of the fund has tended to be about "A", which we believe provides shareholders with a good balance between credit risk and income potential.

Q.  WHAT FACTORS AFFECTED PERFORMANCE OVER THE PERIOD?

A. One of the major factors that affected our relative performance was credit quality. In part because of volatility in the equity markets, bond investors sought the safety of higher-quality issues, so high-quality bonds outperformed lower-quality bonds. Since the Lehman Index is more strongly weighted toward high-quality issues than our portfolio, we did underperform our benchmark.

    Another factor in our performance was positioning on the yield curve. The yield curve shows the relationship between yield (interest rate) and time remaining to maturity. In general, bonds with more time remaining to maturity tend to pay higher interest rates. However, there is usually a price to be paid for that higher interest, in that longer-maturity bonds tend to be more volatile. A key element of our strategy is to determine the area of the yield curve that we believe offers investors an optimum combination of yield and volatility.

    Our research has indicated that the "sweet spot" on the yield curve is in the 15- to 20-year bracket, and that longer-maturity bonds offer only slightly more yield with significantly more volatility or risk. We have therefore positioned the majority of our holdings in the 15- to 20-year area of the curve. However, because interest rates rallied over the past six-month period, in the short term the best-performing area of the yield curve was in longer-term 20- to 30-year bonds, so our yield curve positioning did somewhat hurt recent performance. Over longer periods, however, we believe that the 15- to 20-year part of the curve has been and could continue to be the optimum area.

Q. WHAT LED YOU TO FAVOR HIGHER-QUALITY ISSUES, AND DO YOU INTEND TO MAINTAIN A SIGNIFICANT WEIGHTING IN THAT AREA?

A. In buying a bond, there are two main questions we ask. First, do our analysts believe the bond presents a good credit risk? Second, are we being properly paid to take on that risk? A lower-rated bond should offer a higher yield to compensate for taking on greater risk. Over the past two to three years, however, we found that the difference in yield between higher-quality and lower-quality bonds (the spread) had been compressing; by mid-1999, the spread had become extremely narrow on a historical basis. In our view, we were not being paid properly to take on the additional risk of lower-rated issues. In addition, we felt there was a danger that spreads could widen, which would lead to underperformance of lower-rated bonds. Both of these factors led us to reduce our weightings in lower-quality issues.

    Now, a year later, spreads have widened to their greatest level in several years and appear to have stabilized in the past few months. Our analysts are beginning to find lower-quality, higher-yielding issues for which we feel we are being adequately paid to take on more credit risk. Looking forward, we expect to find opportunities to buy bonds rated "BBB" and below offering yields that we think could properly reward our shareholders.

Q. HOW HAS THE INTEREST RATE ENVIRONMENT CHANGED OVER THE PAST SIX MONTHS, AND HOW HAS THAT AFFECTED YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

A. If we look back six months, the general expectation was that the Federal Reserve Board (the Fed) would continue its program of interest rate hikes through much of 2000, adding another 1% or more to rates, and that inflation might rise dramatically. Things turned out significantly better than the market expected. We think the Fed has finished raising rates for the near term. We expect economic growth to moderate from the 5% we had been seeing down to a more sustainable 2% to 3%.

    We believe we are entering a positive environment for our style of bond investing: relatively stable interest rates with enough growth to sustain credit quality but not so much growth that we get inflationary fears, other than perhaps those resulting from the current oil price situation. We feel that this kind of environment highlights the value we add through our Original Research(SM) process, which we believe is extremely adept at finding opportunities, evaluating credit risk, and avoiding defaults.

Q.  DID YOU FAVOR ANY PARTICULAR SECTORS OVER THE PERIOD?

A. Because our strong economy has led to strong state and local tax revenues nationwide, the general obligation sector has performed quite well. General obligation bonds are backed by the full faith and credit of the issuing government, which generally has unlimited power to tax its constituents to pay debt service on its bonds. These bonds are often used to finance basic services such as water and sewer authorities.

    In contrast, we believe the health care sector is currently a troubled area with great potential. Hospitals and nursing homes in particular have been undergoing massive pressure; they have been squeezed by Medicare rate cuts, reimbursement cuts from managed care providers, and intense competition. The result has been substantial cost cutting, consolidations, and hospital closings that have wreaked havoc throughout the industry.

    We see this situation as an opportunity. Because of some high-profile hospital and nursing home problems and reductions in Medicare funding, many investors have fled the health care sector, so the premium that we are paid to own bonds in that sector has grown dramatically. In other words, the yields of these bonds have climbed significantly in relation to higher-quality bonds. Although health care is a challenging sector to be in, we think that through individual security selection we could potentially reap significant gains for investors. The key is finding the financially healthy issuers and avoiding defaults and credit problems. This is where we think the quality of our in-house Original Research -- which may include meetings with hospital or nursing home managements, meetings with employees and competitors, and intense financial and competitive analysis -- gives us an edge. Another factor we view as potentially positive for health care investments is that Congress is already starting to talk about restoring some of the health care funding that it had previously cut.

    Michael L. Dawson             Geoffrey L. Schechter

/s/ Michael L. Dawson         /s/ Geoffrey L. Schechter
    Portfolio Manager             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST (CFA) AND A CERTIFIED PUBLIC ACCOUNTANT (CPA).

MICHAEL L. DAWSON IS ASSISTANT VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN MAY 1999.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME
                         EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH PRUDENT INVESTING WHILE SEEKING PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  JANUARY 3, 1994

SIZE:                    $328.5 MILLION NET ASSETS AS OF SEPTEMBER 30, 2000

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.48%      +4.93%     +11.70%     +28.47%     +85.64%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +4.93%     + 3.76%     + 5.14%     + 6.38%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        -0.05%     + 2.09%     + 4.12%     + 5.87%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.97%      +4.02%     + 9.08%     +23.47%     +74.82%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +4.02%     + 2.94%     + 4.31%     + 5.74%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        +0.09%     + 2.04%     + 3.98%     + 5.74%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.97%      +4.02%     + 9.19%     +23.55%     +75.23%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +4.02%     + 2.97%     + 4.32%     + 5.77%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        +3.03%     + 2.97%     + 4.32%     + 5.77%
---------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

Class A and C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2000

QUALITY RATINGS

                "AAA"                         41.2%
                "AA"                          13.7%
                "A"                            8.4%
                "BBB"                         16.4%
                "BB"                           4.3%
                "B"                            0.5%
                Not Rated                     15.5%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2000

Municipal Bonds - 98.1%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
General Obligation - 15.9%
  Alabama Public School & College, Capital Improvement
    Series D, 6s, 2015                                                   $2,850       $  3,018,577
  Birmingham, AL, 5.75s, 2017                                             1,000          1,016,400
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500            638,010
  Chicago, IL, Lakefront Millennium Parking Facilities,
    MBIA, 5s, 2018                                                        4,000          3,678,240
  Commonwealth of Massachusetts, 5.875s, 2017                             3,205          3,333,136
  Cranston, RI, FGIC, 6.375s, 2014                                          200            218,638
  Detroit, MI, City School District, Series B, FGIC, 5s, 2021             2,000          1,831,020
  Dudley-Charlton, MA, Regional School District, RITES,
    FGIC, 6.241s, 2017+                                                   1,495          1,456,549
  Florida Board of Education Capital Outlay, Public
    Education Series A, 5s, 2019                                          1,000            930,860
  Forsyth County, GA, 6s, 2015                                              400            428,368
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020                  1,225          1,393,192
  Goose Creek, TX, Consolidated School District, PSF, 5s, 2020            2,500          2,295,800
  Houston County, AL, AMBAC, 6.25s, 2019                                    850            902,564
  Houston, TX, Independent School District, RITES, PSF,
    6.093s, 2017+                                                         2,325          2,172,201
  Leander, TX, PSF, 0s, 2018                                              2,500            829,525
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019                      700            711,886
  Mesa, AZ, FGIC, 5s, 2018                                                3,625          3,420,405
  Mobile County, AL, 6s, 2014                                               800            835,128
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000          1,299,780
  New York, NY, Series J, MBIA, 5s, 2017                                  2,000          1,872,800
  Philadelphia, PA, School District, MBIA, 6s, 2016                         750            785,258
  Regional Transport Authority Illinois, FSA, 5.75s, 2017                 5,000          5,112,050
  Roma, TX, Independent School District, PSF, 5.875s, 2020                1,705          1,730,149
  San Antonio, TX, 5s, 2020                                                 700            629,986
  Shelby County, TN, 0s, 2013                                             3,000          1,490,340
  Southlake Texas, AMBAC, 0s, 2022                                        3,185            811,474
  Southlake Texas, AMBAC, 0s, 2023                                        3,150            749,291
  Williamson County, TN, Rural School, 6.125s, 2016                       1,665          1,755,976
  Williamson County, TN, Rural School, 6.125s, 2017                       1,765          1,854,785
  Wisconsin, Series C, 6s, 2019                                           1,200          1,243,548
  Worcester, MA, FSA, 6s, 2017                                            3,475          3,666,055
                                                                                      ------------
                                                                                      $ 52,111,991
--------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.1%
  Chicago, IL, Public Building Commission Rev., RITES,
    5.763s, 2016+                                                        $1,500       $  1,427,295
  Chicago, IL, Public Building Commission Rev., RITES,
    5.763s, 2017+                                                         1,250          1,168,162
  Houston, TX, 7.875s, 2025+                                              1,000          1,023,750
  Houston, TX, Participation Interest, 6.3s, 2020                         1,000            985,350
  Massachusetts Development Finance Agency, Visual &
    Performing Arts Project, 6s, 2021                                     1,000          1,044,950
  New York Dormitory Authority Rev., University
    Facilities Series C, FSA, 5.75s, 2017                                 1,250          1,302,938
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                          230            237,171
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020                                           205            208,975
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2021                                            205            210,769
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 7.882s, 2020(++)+                                               2,500          2,600,425
                                                                                      ------------
                                                                                      $ 10,209,785
--------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 5.5%
  Adams County, CO, Single Family Mortgage Rev., 8.875s,
    2011                                                                 $2,510       $  3,297,186
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 8.941s, 2021(++)                              1,500          1,612,485
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     1,260          1,340,287
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                          1,500          1,548,840
  New York City, NY, "B", 7.5s, 2008                                        180            189,590
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                              3,000          2,601,120
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                              1,000            676,870
  Savannah, GA, Economic Development Authority, 0s, 2021                  6,125          1,505,648
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2020                                                         2,995          3,449,342
  Torrance, CA, Hospital Rev., 6.875s, 2015                               1,545          1,630,778
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              200            207,384
                                                                                      ------------
                                                                                      $ 18,059,530
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 9.4%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                    $3,500       $  3,575,670
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        8,510          8,783,256
  Cleveland, OH, Airport Special Rev. (Continental
    Airlines), 5.7s, 2019                                                 1,000            849,230
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000          1,103,170
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                 2,600          2,657,174
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490          3,681,357
  Hillsborough County, FL, Aviation Authority Rev. (US
    Air), 8.6s, 2022                                                      1,400          1,451,506
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000          1,038,630
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000          3,204,060
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.), 6.625s, 2012            1,250          1,273,200
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               2,500          2,556,500
  Wayne Charter County, MI, Special Refunding (Northwest
    Airlines), 6.75s, 2015                                                  750            742,425
                                                                                      ------------
                                                                                      $ 30,916,178
--------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 10.6%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tuscon Electric Power Co.),
    5.875s, 2033                                                         $1,000       $    893,660
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    1,500          1,719,765
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         1,000            927,530
  Farmington, NM, Pollution Control Rev., 6.3s, 2016                        565            549,022
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                        905            818,283
  Farmington, NM, Pollution Control Rev. (Public Service Co.
    of NM), 6.375s, 2022                                                  1,000            970,730
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000          2,195,900
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350          8,140,786
  Intermountain Power Agency, UT, MBIA, 5s, 2019                          2,050          1,907,894
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration), 6s, 2025       3,500          3,126,200
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      3,000          2,709,480
  North Carolina Eastern Municipal Power Agency, MBIA, 7s, 2007           3,250          3,603,275
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                             750            772,582
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000          1,836,860
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            3,000          3,105,000
  West Feliciana Parish, LA, Pollution Control Rev.
    (Entergy Gulf States), 6.6s, 2028                                     1,665          1,646,036
                                                                                      ------------
                                                                                      $ 34,923,003
--------------------------------------------------------------------------------------------------

Health Care Revenue - 7.5%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                         $1,000       $    865,770
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                                45             44,106
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140            128,218
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505            430,927
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130            944,510
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,215          1,246,541
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013          950            836,029
  Cuyahoga County, OH, Hospital Facilities (Canton,
    Inc.), 7.5s, 2030                                                       900            933,966
  Fulton County, NY, Industrial Development Agency
    (Nathan Littauer Hospital Assn.), 5.75s, 2009                           250            224,275
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018                                     1,805          1,815,974
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                1,000            930,610
  Illinois Health Facilities Authority (Condell Medical
    Center), 6.35s, 2015                                                  1,000          1,008,950
  Indiana Health Facilities Financing Authority Rev.
    (Hoosier Care), 7.125s, 2034                                            845            754,255
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,220            977,000
  Indiana Health Facilities Financing Authority Rev.
    (Riverview Hospital), 5.25s, 2014                                       400            339,980
  Indiana Health Facilities Financing Authority Rev.
    (Riverview Hospital), 5.5s, 2019                                        650            552,585
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250            237,915
  Kentucky Economic Development Finance Authority, Norton
    Healthcare Inc. Series A, 6.5s, 2020                                  1,250          1,206,200
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            1,039            176,702
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    345            321,633
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                                 450            433,409
  Marion County, FL, Hospital District Rev., 5.625s, 2019                   750            701,603
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                  1,000          1,030,530
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                         1,000            875,620
  Mecosta County, MI, General Hospital Rev., 6s, 2018                       300            256,932
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               1,000          1,002,630
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                                    1,000            838,140
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     900            783,342
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                                600            510,882
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                   290            258,706
  State of Michigan Hospital Finance Authority Rev.
    (Memorial Healthcare Center), 5.75s, 2015                               800            687,240
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000            959,880
  Suffolk County, NY, Southampton Hospital Assn., 7.25s, 2020               750            696,690
  Suffolk County, NY, Southampton Hospital Assn., 7.625s, 2030              250            237,442
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000          1,048,570
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      195            171,815
                                                                                      ------------
                                                                                      $ 24,469,577
--------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 8.1%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                          $3,000       $  3,106,650
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                           2,500          2,387,575
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               270            266,730
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                 460            452,120
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                               875            847,954
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                                      2,070          2,054,537
  Erie County, PA (International Paper), 7.875s, 2016                     1,200          1,233,528
  Gulf Coast Industrial Development Authority (Valero
    Refinery), 5.6s, 2031                                                   500            425,095
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000          1,037,900
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                     2,400          2,278,056
  Mobile, AL, Industrial Development Board Improvement
    Rev. (International Paper Co.), 6.45s, 2019                           2,000          2,038,480
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   1,500          1,497,090
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                   1,000            975,360
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard
    LLC), 6.8s, 2014                                                      1,000            990,290
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,955          2,126,630
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                 1,400          1,420,440
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            2,250          1,237,500
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000          2,057,980
                                                                                      ------------
                                                                                      $ 26,433,915
--------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.6%
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, 7.163s, 2027(++)                            $5,000       $  5,334,600
  Jefferson County, KY, Hospital Rev., MBIA, 8.086s, 2014 (++)              500            551,680
  Jefferson County, KY, Hospital Rev., MBIA, 8.543s, 2014 (++)            1,000          1,079,220
  Kentucky Economic Development Finance Authority,
    Refunding & Improvement Series A, MBIA, 5s, 2018                      2,400          2,228,832
  Lauderdale County & Florence, AL, Coffee Health Group
    Series A, MBIA, 5.25s, 2019                                           1,100          1,048,058
  Lauderdale County & Florence, AL, Coffee Health Group
    Series A, MBIA, 5.25s, 2024                                           1,085          1,013,759
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s, 2018                1,000          1,038,810
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 6.4s, 2015+                                              2,800          2,924,656
                                                                                      ------------
                                                                                      $ 15,219,615
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.1%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                             $1,000       $  1,109,090
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                600            619,476
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380            366,278
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                      1,000            990,960
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           2,000          1,930,040
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     2,750          2,897,703
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000            976,210
  Panhandle Texas Regional Housing Finance, 6.625s, 2020                    330            332,468
  Panhandle Texas Regional Housing Finance, 6.75s, 2031                   1,670          1,695,067
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000          1,035,670
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev.
    (Northbrook I & III Apartments), 6.15s, 2019                          1,250          1,147,838
  Tarrant County, TX, Housing Finance Corp., Multifamily
    Housing, Fair Oaks, Senior A, 6.75s, 2020                               500            503,960
  Texas Department of Housing & Community Affairs, 10s, 2026+             2,265          2,292,157
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000          4,150,320
                                                                                      ------------
                                                                                      $ 20,047,237
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.4%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016           $8,400       $  3,413,256
  New York, NY, City Transitional, Future Tax Secured, FGIC, 5s, 2017     3,475          3,245,407
  New York, NY, City Transitional, Future Tax Secured,
    Series A, 6s, 2017                                                    2,000          2,096,340
  Pennsylvania Turnpike Commission Oil, AMBAC, 5.25s, 2018                2,000          1,929,240
  Stafford, TX, Economic Development Corp., FGIC, 6s, 2015                  525            560,180
                                                                                      ------------
                                                                                      $ 11,244,423
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 6.7%
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2027                                                       $1,600       $    368,224
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2028                                                        4,340          1,031,661
  California Rural Home Mortgage Finance Authority, GNMA,
    6.55s, 2030                                                             395            415,603
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                  1,060            567,524
  Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05s,
    2030                                                                    200            214,364
  Colorado Housing Finance Authority, 7.15s, 2014                           110            118,389
  Colorado Housing Finance Authority, 7.45s, 2016                           355            390,759
  Colorado Housing Finance Authority, 6.75s, 2021                           275            294,448
  Colorado Housing Finance Authority, 7.4s, 2027                            305            323,218
  Colorado Housing Finance Authority, 6.875s, 2028                        1,000          1,062,330
  Colorado Housing Finance Authority, 6.8s, 2030                            550            589,121
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  2,640            531,775
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009                90             95,247
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                       300            318,903
  Kentucky Housing Corp., FHA, 7.45s, 2023                                2,075          2,127,643
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                                185            197,132
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                       650            722,449
  Maricopa County, AZ, GNMA, 6s, 2024                                       500            556,400
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  415            432,667
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                                        990          1,046,282
  Nebraska Investment Finance Authority, GNMA, 5.6s, 2020                   850            833,961
  New Hampshire Housing Finance Authority, 7.2s, 2010                     3,765          3,899,712
  New Mexico Mortgage Finance Authority, 7.1s, 2030                         300            325,881
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                     1,400          1,533,266
  San Bernardino County, CA, GNMA, 6.45s, 2020                              400            436,240
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                       745            798,625
  Tennessee Housing Development Agency, 0s, 2017                          3,445          1,253,670
  Texas Housing & Community Affairs, Residential Mortgage
    Rev., GNMA, 7.1s, 2021                                                1,475          1,576,126
  Utah Housing Finance Agency, FHA, 9.25s, 2019                               5              5,079
  Utah Housing Finance Agency, GNMA, 8.625s, 2019                            60             60,509
                                                                                      ------------
                                                                                      $ 22,127,208
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management,
    Inc.), 6.85s, 2029                                                  $   150       $    154,967
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                    1,000            922,770
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                    975            928,687
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               700            716,422
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                                                1,000            876,740
                                                                                      ------------
                                                                                      $  3,599,586
--------------------------------------------------------------------------------------------------
Special Assessment District - 1.0%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                         $1,000       $    953,850
  Katy, TX, Development Authority Rev., 5.8s, 2011                        1,000            942,500
  Katy, TX, Development Authority Rev., 6s, 2018                          1,500          1,389,375
                                                                                      ------------
                                                                                      $  3,285,725
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.9%
  Access to Loans for Learning, 7.95s, 2030                             $   650       $    656,162
  Arizona Student Loan Acquisition Authority, 5.8s, 2016                    675            682,081
  Arizona Student Loan Acquisition Authority, 5.85s, 2017                   700            707,896
  Massachusetts Educational Financing Authority
    Education, Refunding Issue G Series A, MBIA, 6.1s, 2018               1,045          1,063,684
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 8.963s, 2026(++)                                       5,500          6,567,825
                                                                                      ------------
                                                                                      $  9,677,648
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.6%
  Allegheny County, PA, Port Authority Special Rev.,
    MBIA, 6.25s, 2017                                                    $1,000       $  1,060,750
  Director Nevada Department Business, Las Vegas Monorail
    Project 2nd Tier, 7.375s, 2040                                          375            360,326
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                     325            340,093
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450          1,623,551
  New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                                    2,000          1,942,700
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017                    3,000          3,041,160
                                                                                      ------------
                                                                                      $  8,368,580
--------------------------------------------------------------------------------------------------
Universities - 4.0%
  Clark County, NV, Economic Development Rev. (Alexander
    Dawson School), 5.5s, 2020                                           $1,500       $  1,454,250
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                                  2,000          2,298,800
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.4s, 2019                                                   1,000          1,017,400
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.5s, 2029                                                   1,000          1,005,580
  Massachusetts Development Finance Agency Rev. (Mass
    College of Pharmacy), 6.625s, 2020                                      100            101,326
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                              575            587,949
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                  1,435          1,358,844
  Northern Illinois University Rev., Auxiliary Facilities
    Systems, AMBAC, 5.875s, 2018                                          1,370          1,391,619
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                      500            508,405
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                                1,000          1,112,600
  Virginia College Building Authority, Public Higher
    Education Financing Series A, 5.75s, 2019                             2,295          2,336,838
                                                                                      ------------
                                                                                      $ 13,173,611
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.5%
  Alanta, GA, Water & Wastewater Rev., RITES, FGIC, 6.593s, 2016+        $1,000       $  1,041,540
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2020               1,170          1,243,312
  Massachusetts Water Resources Authority, 6.5s, 2019                     5,965          6,612,739
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                                    2,000          1,895,120
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300            879,083
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300            821,813
  Pittsburgh, PA, Water & Sewer Authority Rev.,
    Subordinated Series C, FSA, 5.25s, 2022                               2,000          1,873,620
  West Feliciana Parish, LA, Gulf States, 5.8s, 2016                        500            477,100
                                                                                      ------------
                                                                                      $ 14,844,327
--------------------------------------------------------------------------------------------------
Other - 1.1%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                $   760       $    791,768
  Austin, TX, Town Community Events Center Venue, FGIC, 6s, 2019          1,015          1,046,719
  Iowa Finance Authority, Community Provider Rev. (Boys &
    Girls Home), 6.25s, 2028                                                500            448,340
  New York Urban Development Corp., Correctional
    Facilities Service Contract, AMBAC, 5.875s, 2019                      1,000          1,027,730
  Rail Connections Inc., MA, Rev., 0s, 2016                                 100             36,632
  Rail Connections Inc., MA, Rev., 0s, 2017                                 210             71,007
  Rail Connections Inc., MA, Rev., 0s, 2018                                 300             94,260
                                                                                      ------------
                                                                                      $  3,516,456
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $317,296,285)                                 $322,228,395
--------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.0%
--------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority Pollution
    Control Rev. Georgia Power Co., due 10/02/00                            300            300,000
  Massachusetts Health Educational Facilities Rev.
    (Berklee College Of Music), due 10/04/00                                110            110,000
  Pinellas County, FL, Health Facility Authority, due 10/02/00              200            200,000
  Sevier County, TN, Public Building Authority, due 10/02/00                300            300,000
  Sevier County, TN, Public Building Authority, due 10/05/00              2,300          2,300,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $3,210,000)                        $  3,210,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $320,506,285)                                     $325,438,395

Other Assets, Less Liabilities - 0.9%                                                    3,064,763
--------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                   $328,503,158
--------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
SEPTEMBER 30, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $320,506,285)       $325,438,395
  Cash                                                              13,790
  Receivable for investments sold                                  468,542
  Receivable for fund shares sold                                   36,001
  Interest receivable                                            5,524,764
  Other assets                                                       5,093
                                                              ------------
      Total assets                                            $331,486,585
                                                              ------------
Liabilities:
  Distributions payable                                       $    688,241
  Payable for investments purchased                              1,890,306
  Payable for fund shares reacquired                               246,217
  Payable to affiliates -
    Management fee                                                   7,206
    Shareholder servicing agent fee                                  1,801
    Distribution and service fee                                     8,815
    Administrative fee                                                 315
  Accrued expenses and other liabilities                           140,526
                                                              ------------
      Total liabilities                                       $  2,983,427
                                                              ------------
Net assets                                                    $328,503,158
                                                              ============
Net assets consist of:
  Paid-in capital                                             $320,589,082
  Unrealized appreciation on investments                         4,930,639
  Accumulated undistributed net realized gain on
investments                                                      1,836,805
  Accumulated undistributed net investment income                1,146,632
                                                              ------------
      Total                                                   $328,503,158
                                                              ============
Shares of beneficial interest outstanding                      39,205,001
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $223,776,817 / 26,718,371 shares of
     beneficial interest outstanding)                            $8.38
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $8.80
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $81,076,888 / 9,669,497 shares of
     beneficial interest outstanding)                            $8.38
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $23,649,453 / 2,817,133 shares of
     beneficial interest outstanding)                            $8.39
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                $ 10,876,190
                                                                 ------------
  Expenses -
    Management fee                                               $  1,186,794
    Trustees' compensation                                             24,541
    Shareholder servicing agent fee                                   166,020
    Distribution and service fee (Class A)                            275,087
    Distribution and service fee (Class B)                            435,179
    Distribution and service fee (Class C)                            124,675
    Administrative fee                                                 29,053
    Custodian fee                                                      55,269
    Printing                                                           24,969
    Postage                                                            17,910
    Auditing fees                                                      17,264
    Legal fees                                                          2,417
    Miscellaneous                                                      36,461
                                                                 ------------
      Total expenses                                             $  2,395,639
    Fees paid indirectly                                              (24,642)
    Reduction of expenses by investment adviser                      (522,712)
                                                                 ------------
      Net expenses                                               $  1,848,285
                                                                 ------------
        Net investment income                                    $  9,027,905
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $    168,360
    Futures contracts                                                 (13,770)
                                                                 ------------
        Net realized gain on investments                         $    154,590
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                  $  1,363,237
    Futures contracts                                                      59
                                                                 ------------
        Net unrealized gain on investments                       $  1,363,296
                                                                 ------------
          Net realized and unrealized gain on investments        $  1,517,886
                                                                 ------------
            Increase in net assets from operations               $ 10,545,791
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                           SEPTEMBER 30, 2000              MARCH 31, 2000
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  9,027,905                $ 19,365,745
  Net realized gain on investments                                    154,590                   2,658,084
  Net unrealized gain (loss) on investments                         1,363,296                 (28,331,647)
                                                                 ------------                ------------
      Increase (decrease) in net assets from operations          $ 10,545,791                $ (6,307,818)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,198,185)               $(11,884,202)
  From net investment income (Class B)                             (2,121,339)                 (5,691,939)
  From net investment income (Class C)                               (606,460)                 (1,349,567)
  From net realized gain on investments (Class A)                   --                         (1,465,556)
  From net realized gain on investments (Class B)                   --                           (788,470)
  From net realized gain on investments (Class C)                   --                           (184,836)
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (8,925,984)               $(21,364,570)
                                                                 ------------                ------------
Net decrease in net assets from fund share transactions          $(10,689,905)               $(23,647,397)
                                                                 ------------                ------------
      Total decrease in net assets                               $ (9,070,098)               $(51,319,785)
Net assets:
  At beginning of period                                          337,573,256                 388,893,041
                                                                 ------------                ------------

At end of period (including accumulated undistributed
  net investment income of $1,146,632 and $1,044,711,
  respectively)                                                  $328,503,158                $337,573,256
                                                                 ============                ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                          SEPTEMBER 30, 2000              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 8.33            $ 8.97          $ 8.99          $ 8.50          $ 8.62          $ 8.56
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.24            $ 0.48          $ 0.47          $ 0.48          $ 0.49          $ 0.51
  Net realized and unrealized
    gain (loss) on investments          0.01             (0.59)          (0.02)           0.49           (0.12)           0.05
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.25            $(0.11)         $ 0.45          $ 0.97          $ 0.37          $ 0.56
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.20)           $(0.47)         $(0.47)         $(0.48)         $(0.49)         $(0.50)
  From net realized gain on
    investments                         --               (0.06)           --              --              --              --
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.20)           $(0.53)         $(0.47)         $(0.48)         $(0.49)         $(0.50)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.38            $ 8.33          $ 8.97          $ 8.99          $ 8.50          $ 8.62
                                      ======            ======          ======          ======          ======          ======
Total return(+)                         3.48%++          (1.15)%          5.16%          11.61%           4.28%           6.81%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          0.88%+            0.88%           1.08%           1.23%           1.31%           1.28%
    Net investment income               5.71%+            5.66%           5.35%           5.44%           5.75%           5.75%
Portfolio turnover                         9%               57%             31%             23%             30%             23%
Net assets at end of period
  (000 Omitted)                     $223,777          $217,880        $215,858        $189,056        $152,039        $121,903

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income          $ 0.22            $ 0.45          $ 0.47          $ --            $ --            $ --
       Ratios (to average net assets):
         Expenses##                     1.20%+            1.20%           1.21%           --              --              --
         Net investment income          5.39%+            5.34%           5.22%           --              --              --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         --------------------------------------------------------------------------
                          SEPTEMBER 30, 2000              2000            1999            1998            1997            1996
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 8.34            $ 8.98          $ 9.00          $ 8.51          $ 8.63          $ 8.57
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.21            $ 0.42          $ 0.41          $ 0.42          $ 0.43          $ 0.43
  Net realized and unrealized
    gain (loss) on investments          --               (0.59)          (0.02)           0.48           (0.13)           0.06
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.21            $(0.17)         $ 0.39          $ 0.90          $ 0.30          $ 0.49
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.17)           $(0.41)         $(0.41)         $(0.41)         $(0.42)         $(0.43)
  From net realized gain on
    investments                         --               (0.06)           --              --              --              --
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.17)           $(0.47)         $(0.41)         $(0.41)         $(0.42)         $(0.43)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.38            $ 8.34          $ 8.98          $ 9.00          $ 8.51          $ 8.63
                                      ======            ======          ======          ======          ======          ======
Total return                            2.97%++          (1.89)%          4.38%          10.77%           3.44%           5.87%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.63%+            1.63%           1.83%           1.98%           2.11%           2.13%
    Net investment income               4.95%+            4.89%           4.59%           4.69%           4.95%           4.90%
Portfolio turnover                         9%               57%             31%             23%             30%             23%
Net assets at end of period
  (000 Omitted)                      $81,077           $93,656        $140,871        $172,339        $226,138        $306,889

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income          $ 0.19            $ 0.39          $ 0.40          $ --            $ --            $ --
      Ratios (to average net assets):
        Expenses##                      1.95%+            1.95%           1.96%           --              --              --
        Net investment income           4.63%+            4.57%           4.46%           --              --              --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                          SEPTEMBER 30, 2000              2000            1999            1998            1997            1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 8.35            $ 8.99          $ 9.01          $ 8.52          $ 8.64          $ 8.57
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.21            $ 0.42          $ 0.41          $ 0.41          $ 0.43          $ 0.43
  Net realized and unrealized
    gain (loss) on investments          --               (0.59)          (0.02)           0.49           (0.12)           0.07
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.21            $(0.17)         $ 0.39          $ 0.90          $ 0.31          $ 0.50
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.17)           $(0.41)         $(0.41)         $(0.41)         $(0.43)         $(0.43)
  From net realized gain on
    investments                         --               (0.06)           --              --              --              --
  In excess of net investment
    income                              --                --              --              --              --             (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders      $(0.17)           $(0.47)         $(0.41)         $(0.41)         $(0.43)         $(0.43)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.39            $ 8.35          $ 8.99          $ 9.01          $ 8.52          $ 8.64
                                      ======            ======          ======          ======          ======          ======
Total return                            2.97%++          (1.89)%          4.37%          10.75%           3.62%           5.94%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.63%+            1.63%           1.81%           1.98%           2.06%           2.05%
    Net investment income               4.95%+            4.89%           4.59%           4.69%           5.00%           4.95%
Portfolio turnover                         9%               57%             31%             23%             30%             23%
Net assets at end of period
  (000 Omitted)                      $23,649           $26,037         $32,164         $21,802         $19,159         $16,504

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income         $ 0.19            $ 0.39          $ 0.40          $  --           $  --           $  --
        Ratios (to average net assets):
          Expenses##                    1.95%+            1.95%           1.94%           --              --              --
          Net investment income         4.63%+            4.57%           4.46%           --              --              --
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value by the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,265 for the six months ended September 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,417 for the six months ended September 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets which are attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% distribution fee will commence upon such date as determined by the Trustees. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,401 for the six months ended September 30, 2000. Fees incurred under the distribution plan during the six months ended September 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,530 and $224 for Class B and Class C shares, respectively, for the six months ended September 30, 2000. Fees incurred under the distribution plan during the six months ended September 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 2000 were $1,318, $62,885, and $5,436 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $27,752,485 and $34,384,876, respectively.

The cost and unrealized appreciation and depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $320,506,285
                                                                 ------------
Gross unrealized appreciation                                    $ 12,005,479
Gross unrealized depreciation                                      (7,073,369)
                                                                 ------------
    Net unrealized appreciation                                  $  4,932,110
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                               SIX MONTHS ENDED SEPTEMBER 30, 2000               YEAR ENDED MARCH 31, 2000
                               -----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           2,060,467       $ 17,151,904             7,249,421       $ 61,517,236
Shares issued to shareholders in
  reinvestment of distributions         391,534          3,254,295               862,805          7,288,396
Shares reacquired                    (1,879,143)       (15,641,917)           (6,034,810)       (51,044,873)
                                   ------------       ------------          ------------       ------------
    Net increase                        572,858       $  4,764,282             2,077,416       $ 17,760,759
                                   ============       ============          ============       ============

Class B shares
                               SIX MONTHS ENDED SEPTEMBER 30, 2000               YEAR ENDED MARCH 31, 2000
                               -----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             602,567       $  5,019,807             1,596,772       $ 13,697,105
Shares issued to shareholders in
  reinvestment of distributions         132,783          1,103,899               423,242          3,590,412
Shares reacquired                    (2,292,145)       (19,059,252)           (6,483,231)       (54,769,638)
                                   ------------       ------------          ------------       ------------
    Net decrease                     (1,556,795)      $(12,935,546)           (4,463,217)      $(37,482,121)
                                   ============       ============          ============       ============

Class C shares
                               SIX MONTHS ENDED SEPTEMBER 30, 2000               YEAR ENDED MARCH 31, 2000
                               -----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             501,964       $  4,184,467               961,741       $  8,209,806
Shares issued to shareholders in
  reinvestment of distributions          40,749            339,216               111,637            947,356
Shares reacquired                      (842,754)        (7,042,324)           (1,534,895)       (13,083,197)
                                   ------------       ------------          ------------       ------------
    Net decrease                       (300,041)      $ (2,518,641)             (461,517)      $ (3,926,035)
                                   ============       ============          ============       ============


(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended September 30, 2000, was $1,216. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                        DATE OF              PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev.,
  RITES, FGIC, 6.593s, 2016                             4/20/99       $1,000,000       $1,167,100      $ 1,041,540
Chicago, IL, Public Building Commission
  Rev., RITES,
  5.763s, 2016                                          3/10/99        1,500,000        1,619,550        1,427,295
Chicago, IL, Public Building Commission
  Rev., RITES,
  5.763s, 2017                                          3/10/99        1,250,000        1,337,550        1,168,162
Dudley-Charleton, MA, Regional School
  District, RITES, FGIC, 6.241s, 2017                    5/5/99        1,495,000        1,615,945        1,456,549
Houston, TX, 7.875s, 2025                                6/7/00        1,000,000        1,000,000        1,023,750
Houston, TX, Independent School District,
  RITES, PSF, 6.093s, 2017                              2/26/99        2,325,000        2,440,831        2,172,201
Philadelphia, PA, Regional Port Authority
  Lease Rev., MBIA,
  7.882s, 2020                                          1/15/93        2,500,000        2,500,000        2,600,425
Rio Grande Valley, TX, Health Facilities
  Development Corp., MBIA, 6.4s, 2015                    7/1/92        2,800,000        2,766,764        2,924,656
Texas Department of Housing & Community
  Affairs, 10s, 2026                                    11/1/96        2,265,000        2,280,000        2,292,157
                                                                                                       -----------
                                                                                                       $16,106,735
                                                                                                       ===========

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                                   ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                      Mark E. Bradley*
                                                           Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac                 Laura F. Healy*
Surgery, Brigham and Women's Hospital;                     Ellen M. Moynihan*
Professor of Surgery, Harvard Medical School
                                                           SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief                Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;                    Assistant Secretary
Chairman, Colonial Insurance Company, Ltd.                 James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor                        CUSTODIAN
                                                           State Street Bank and Trust Company
Walter E. Robb, III+ - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial              INVESTOR INFORMATION
consultants); President, Benchmark Consulting              For information on MFS mutual funds, call
Group, Inc. (office services)                              your investment professional or, for an
                                                           information kit, call toll free: 1-800-637-2929
Arnold D. Scott* - Senior Executive                        any business day from 9 a.m. to 5 p.m.
Vice President, Director, and Secretary,                   Eastern time (or leave a message anytime).
MFS Investment Management
                                                           INVESTOR SERVICE MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                    P.O. Box 2281
Executive Officer, MFS Investment                          Boston, MA 02107-9906
Management
                                                           For general information, call toll free:
J. Dale Sherratt+ - President, Insight Resources,          1-800-225-2606 any business day from
Inc. (acquisition planning specialists)                    8 a.m. to 8 p.m. Eastern time.

Ward Smith+ - Former Chairman (until 1994),                For service to speech- or hearing-impaired,
NACCO Industries (holding company)                         call toll free: 1-800-637-6576 any business day
                                                           from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                         this service, your phone must be equipped with
Massachusetts Financial Services Company                   a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                      For share prices, account balances, exchanges,
                                                           or stock and bond outlooks, call toll free:
DISTRIBUTOR                                                1-800-MFS-TALK (1-800-637-8255) anytime
MFS Fund Distributors, Inc.                                from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                      WORLD WIDE WEB
                                                           www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Michael L. Dawson*
Geoffrey L. Schechter*

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL INCOME FUND                                    ------------
                                                                  PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MML-3  11/00 18.1M 02/202/302